
HAPPY NEW YEAR
HAPPY NEW









# VORNADO
REALTY TRUST

NOVEMBER 2018

# FORWARD LOOKING STATEMENTS

VORNADO
REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado") may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and costs to complete, incremental rent, incremental revenue and NOI, yields, value created and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general economic and competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2017.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

**Market Data**

Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

# THE VORNADO STORY


NEW YORK CITY FOCUSED
PREMIER ASSETS
LEADING OPERATING PLATFORM
VORNADO
REALTY TRUST
PENN DISTRICT OPPORTUNITY
FORTRESS BALANCE SHEET
TRACK RECORD OF VALUE CREATION

## VORNADO OVERVIEW

VORNADO REALTY TRUST

**Peerless NYC focused real estate company with premier office and street retail assets**

- Vornado RemainCo's 5 and 10-year same-store NOI growth is the best among blue chip REITs
- Vornado's portfolio consists of 38MM SF (29.5MM SF at share)
- New York focused company, with an irreplaceable NYC portfolio generating 88% of the Company's NOI - Cash Basis
- NYC office includes trophy assets in best submarkets with a blue chip tenant roster
  - Well positioned with over 50% of SF in fast growing west side of Manhattan
- NYC street retail is among the scarcest and most valuable real estate in the world
  - Over 50% of NOI - Cash Basis comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
- theMART and 555 California Street — the best assets in Chicago and San Francisco

**Components of NOI - Cash Basis[1]**


NYC Office
62%
NYC Retail
26%
theMART / 555 California
12%

*1. For the trailing twelve months ended September 30, 2018 excluding other investments (see page 37 for non-GAAP reconciliation)*

# NEW YORK OFFICE & STREET RETAIL PORTFOLIOS BY SUBMARKET

VORNADO
REALTY TRUST

**NYC Office Submarket by Square Footage**
**As of 9/30/2018**


Other
Chelsea/
Meatpacking
Midtown South
Midtown
Plaza District
Penn District
4%
5%
9%
22%
24%
36%

**NYC Retail Submarket by NOI - Cash Basis**
**for the Trailing Twelve Months Ended 9/30/2018**


Other
Madison Avenue
Soho
Penn District
Upper Fifth Avenue
& Times Square
18%
6%
5%
18%
53%

# NYC CONTINUES TO BE A MAGNET FOR TALENT

VORNADO REALTY TRUST

- New York is a global gateway city with strong projected population growth
  - Population projected to increase on average 23,700 annually for the next three decades, surpassing 9 million by 2040 (NYC.gov)
- Diversified employment base
  - In 1990, 1 in 2 New York City jobs were in the financial services industry - today the ratio is 1 in 4
  - Today, 1 in 4 office jobs are TAMI, and half of office jobs are in professional business services
  - Second largest tech center outside of Silicon Valley
  - Growing footprint of healthcare systems and emergence of life sciences industry
- Resurgence of financial services sector
- Continuing corporate investment in New York
  - J.P. Morgan Chase building new 2.5 million SF corporate headquarters at 270 Park Avenue
  - Google acquisition of 1.2 million SF Chelsea Market building
  - Disney purchase of 4 Hudson Square leasehold to build new headquarters

**NYC Versus National Job Growth**



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2011
2012
2013
2014
2015
2016
2017
2018YTD (9/30)
United States
NYC

*Sources: U.S. Bureau of Labor Statistics, NYS Department of Labor, Non-Farm Employment, Seasonally Adjusted*

# MANHATTAN IS WELL-POSITIONED TO ABSORB UPCOMING OFFICE SUPPLY

VORNADO REALTY TRUST

- Manhattan has benefited from negligible net new supply over the past 20 years
- New York City office-using jobs grew at an average of 34,000 per year from 2010 through 2017
- Average job growth of 15,120 per year will absorb the new supply

| | SF in Millions |
|---|---|
| Under Development (2018-2022) | 21.4 |
| Less: Pre-Leased to Date | 10.0 |
| Available to be Leased | 11.4 |
| Future vacancy in Midtown due to relocations to new construction | 7.5 |
| **Total Required New Leasing** | **18.9** |

| | |
|---|---|
| Years to Complete | 5 |
| Estimated SF Per Person | 250 |
| **Average Annual Job Growth Required to Absorb** | **15,120** |

## Manhattan Office Inventory



Million Square Feet
425
400
375
350
389
392
392
379
387
389
391
390
389
391
395
393
393
393
393
395
397
395
397
399
402
410
413
415
420
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022

Source: Cushman & Wakefield

## NYC Office-Using Job Growth



Thousands of Persons
50.0
40.0
30.0
20.0
10.0
0.0
33.8
30.3
32.9
30.6
44.6
42.2
27.5
30.3
1.0*
2010
2011
2012
2013
2014
2015
2016
2017
2018E

*22,000 healthcare jobs not included
Source: Cushman & Wakefield

# CONSISTENT NYC TOURISM GROWTH SUPPORTS RETAIL SALES


International
Domestic
TOTAL CAGR: 3.4%
Millions of Tourists
0
10
20
30
40
50
60
70
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E
33.1 36.4 36.2 35.2 35.3 37.8 39.9 42.6 43.8 46.0 47.1 45.8 48.8 50.9 52.7 54.4 56.5 58.5 60.5 62.8 65.1
6 6.6 6.8 5.7 5.1 4.8 6.1 6.8 7.3 8.9 9.5 8.8 9.8 10.6 10.9 11.5 12.0 12.3 12.7 13.1 13.7
27.1 29.8 29.4 29.5 30.2 33 33.8 35.8 36.5 37.1 37.6 37.0 39.0 40.3 41.8 42.9 44.5 46.2 47.8 49.7 51.4

*Source: NYC +Co*

## CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Trading at a significant discount to NAV
- Only significant way to invest publicly in fast growing West Side of Manhattan
- Growth from creative-class new developments (1,336,000 SF at share)
    - 61 Ninth Avenue
    - 512 West 22nd Street
    - Farley Office Building
    - 260 Eleventh Avenue
    - 606 Broadway
- Penn District Redevelopment – over 9 million SF existing portfolio with significant NOI upside and value creation
    - 6.7 million SF of office with average in-place rents of $63 PSF
    - PENN1 redevelopment commences 4Q18
    - PENN2 redevelopment (1.8 million rentable SF) to commence in 1Q20
    - Hotel Pennsylvania (2.8 million rentable SF of development)
    - Other development sites
- Internal growth over time from highly sought-after existing assets
- Fortress balance sheet with substantial cash and available immediate liquidity (~$3.5 billion) to take advantage of market opportunities
    - Sale of $1 billion of non-core assets and anticipated sellout of 220 Central Park South luxury condominiums will generate significant additional dry powder
    - Closing of unit sales in 220 Central Park South began in 4Q18
- Attractive common dividend yield of 3.8% - highest among peers

# IMPLIED VALUE OF VNO'S NYC OFFICE PORTFOLIO AT SUBSTANTIAL DISCOUNT TO PRIVATE MARKET SALES

VORNADO REALTY TRUST









| | 425 LEXINGTON AVENUE | 1745 BROADWAY | 222 E 41ST STREET | 5 BRYANT PARK | 600 LEXINGTON AVENUE | 350 W 50TH STREET | 245 PARK AVENUE |
|---|---|---|---|---|---|---|---|
| Closing Date | 10/2018 | 5/2018 | 4/2018 | 3/2018 | 1/2018 | 9/2017 | 5/2017 |
| Sale Price ($) | 705,000,000 | 595,800,000 | 332,500,000 | 640,000,000 | 305,000,000 | 1,725,000,000 | 2,210,000,000 |
| Price PSF ($) | 940 | 936 | 860 | 962 | 1,005 | 839 | 1,364 |
| Cap Rate | 4.5% | 3.8% | 4.0% | 4.0% | 4.3% | 5.0% | 4.9% |









| | 224 TWELFTH AVENUE | 540 W 26TH STREET | 10 HUDSON YARDS | 430 W 15TH STREET | 330 HUDSON STREET | 245-249 W 17TH STREET | 218 W 18TH STREET |
|---|---|---|---|---|---|---|---|
| Closing Date | 10/2018 | 7/2018 | 5/2018 | 4/2018 | 1/2018 | 10/2017 | 10/2017 |
| Sale Price ($) | 900,000,000 | 260,000,000 | 2,180,000,000 | 159,000,000 | 385,000,000 | 339,400,000 | 174,700,000 |
| Price PSF ($) | 853 | 1,576 | 1,202 | 1,563 | 826 | 1,207 | 1,055 |
| Cap Rate | 1.9% | 5.1% | 4.5% | 4.8% | 4.7% | 4.9% | 4.4% |

**Weighted Average Price per Square Foot of $1,043 and Cap Rate of 4.4%**

At Vornado's stock price of $66.82 (11/2/18), our NYC Office implied Price per Square Foot is $525, with a Cap Rate of 7.5%.[1]

*1. Based on NOI and Cap Rates for other holdings per 12/31/2017 NAV Analysis*

# FORTRESS BALANCE SHEET[1]

*(Amounts in millions)*

| | | AT 9/30/18 |
|---|---|---|
| Secured debt | $ | 8,172 |
| Unsecured debt | | 1,680 |
| Pro rata share of non-consolidated debt (excluding Toys R Us) | | 2,800 |
| Less: noncontrolling interests' share of consolidated debt | | (605) |
| **Total debt** | | **12,047** |
| 220 CPS (mortgage + term loan) | | (1,700) |
| Projected cash proceeds from 220 Central Park South in excess of the $1,700 debt repaid | | (1,011) |
| Cash, restricted cash and marketable securities | | (1,078) |
| **Net Debt** | **$** | **8,258** |
| **TTM EBITDA, as adjusted[1]** | **$** | **1,287** |
| **Net Debt/EBITDA, as adjusted** | | **6.4x** |

- Investment grade — Baa2/BBB
- $2.4 BN in revolver capacity
- $1.1 BN in cash
- Weighted average debt maturity — 3.8 years
- ~$11 BN of unencumbered assets

*1. See page 38 for non-GAAP reconciliation*

# VORNADO LEADER AMONG BEST-IN-CLASS REITS

VORNADO
REALTY TRUST

**Vornado has delivered superior same-store NOI - Cash Basis growth relative to blue chip peers on both a 5-year and 10-year basis**

5-Year Same-Store NOI - Cash Basis CAGR
(2012-2017)


7.3%
3.8%
3.2%
3.2%
6.5%
6.5%
4.5%
4.3%
4.2%
3.2%
3.9%
4.3%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

10-Year Same-Store NOI - Cash Basis CAGR
(2007-2017)


5.6%
3.2%
2.3%
2.4%
2.7%
4.6%
3.6%
3.0%
3.3%
3.0%
2.7%
1.9%
VNO
SLG
BXP
DEI
KRC
PSA
EQR
AVB
SPG
VTR
FRT
PLD

*Source: Green Street Advisors*

# LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES
## SELECT CASE STUDIES

VORNADO REALTY TRUST

*(Amounts in thousands, except per share)*









| | 1290 AVENUE OF THE AMERICAS 2,113,000 SF | 770 BROADWAY 1,183,000 SF | 330 WEST 34TH STREET 721,000 SF | 7 WEST 34TH STREET 477,000 SF |
|---|---|---|---|---|
| Incremental Stabilized Cash NOI | $ 38,500 | $ 37,300 | $ 21,200 | $ 15,700 |
| Capital Cost (Including TI/LC) | 221,300 | 240,000 | 142,700 | 77,200 |
| **Yield** | **17.4%** | **15.5%** | **14.9%** | **20.3%** |
| **Value Created[1]** | **$ 444,000[2]** | **$ 588,900** | **$ 328,400** | **$ 271,700[3]** |
| **Value Created Per Share** | **$ 2.18** | **$ 2.90** | **$ 1.62** | **$ 1.34** |

*1. Incremental NOI valued at 4.5% cap rate, less capital cost (including TI/LC)*
*2. Shown at 70% share*
*3. Shown at 100% share; Vornado monetized 47% of the value creation through sale of a partial interest*

# 1535 BROADWAY (MARRIOTT) RETAIL ACQUISITION - VORNADO NOW OWNS 100%


Kodak
Kodak
Marriott
UFC
SAT AUGUST 7
Bank of A
1535 BROADWAY - BEFORE


Levi's
SEPHORA
2X LTE
COVERAGE
1535 BROADWAY - TODAY

- On September 24, 2018, Vornado acquired from Host Hotels & Resorts ("Host") the remaining 46% interest in the retail condominium located at the base of the New York Marriott Marquis Times Square hotel (1535 Broadway) for $442MM, taking Vornado's ownership stake to 100%
- This transaction satisfied a put/call arrangement based on a formula negotiated at the time Vornado acquired its original 54% interest
- Vornado now owns 100% of the fee in 45,000 SF of retail which is 100% leased to T-Mobile, Invicta, Swatch, Levi's and Sephora, the 1,611 seat Marquis Theater leased to the Nederlander Organization, and the largest digital sign in New York with a 330 linear foot, 25,000 SF display

| 1535 BROADWAY (MARRIOTT) | | |
| --- | --- | --- |
| Vornado Basis[1] | $ | 663MM |
| Estimated 2019 Cash NOI | $ | 56MM |
| Estimated 2019 Cash NOI Yield | | 8.5% |
| **Value at 4.25% Cap Rate** | $ | **1,326MM** |
| **Value Created** | $ | **663MM** |
| **Value Created Per Share** | $ | **3.26** |

Average remaining retail lease term is 10.4 years

*1. Basis post-transaction; inclusive of all capital previously invested*

# VORNADO'S OFFICE ASSETS LOCATED AT THE EPICENTER OF GROWTH

VORNADO REALTY TRUST


NEW YORK
MANHATTAN WEST
HUDSON YARDS
PENN DISTRICT
WEST SIDE
CHICAGO
RIVER NORTH
SAN FRANCISCO
FINANCIAL DISTRICT

# SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO
REALTY TRUST

## PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


595 MADISON AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

## GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

## PENN DISTRICT


7 WEST 34TH STREET


PENN11


330 WEST 34TH STREET


PENN1/PENN2


FARLEY OFFICE BUILDING

## MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

## MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

## PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

## CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

# BLUE-CHIP OFFICE TENANT ROSTER

VORNADO REALTY TRUST

## FINANCIAL

- Bloomberg
- Goldman Sachs
- Bank of America
- Capital One
- UBS
- Neuberger Berman
- HSBC
- M&T Bank
- TPG
- GLENCORE
- pwc
- Morgan Stanley
- AB
- Wells Fargo
- GUGGENHEIM
- Dodge & Cox Funds
- Franklin Templeton Investments
- Castle Harlan, Inc.
- INVESTCORP
- McKinsey&Company
- MFA Financial
- FACTSET
- KKR
- Fidelity Investments
- PJT Partners
- American Century Investments
- GIC
- Thomson Reuters

## TAMI

- IPG
- amazon
- Deutsch
- razorfish
- facebook
- yelp
- Google
- Microsoft
- MSG
- T-Mobile
- AMC Networks
- cisco
- EMC²
- Oath
- The McGraw-Hill Companies
- PayPal
- Motorola
- YAMAHA
- SIEMENS
- hachette Book Group
- 1871
- Information Builders

## HEALTHCARE / INSURANCE

- AXA
- New York University
- Columbia University
- aetna
- Allscripts
- Allstate
- UnitedHealthcare
- Memorial Sloan Kettering Cancer Center
- BlueCross BlueShield
- Allergan

## REAL ESTATE

- JLL
- Cushman & Wakefield
- Cohen & Steers
- Parsons Brinckerhoff
- HomeAdvisor
- RAMSA
- Structure Tone

## LEGAL

- Kirkland & Ellis LLP
- Alston + Bird LLP
- Foley (Foley & Lardner LLP)
- Bryan Cave
- Jones Day
- Fenwick & West LLP
- SIDLEY

## OTHER

- macy's
- Ralph Lauren
- AMA American Management Association
- Conagra Brands
- Kellogg's
- OpenJar Studios
- MoëtHennessy
- SIVIC

# SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO
REALTY TRUST


828-850 MADISON AVENUE


COACH
595 MADISON AVENUE


650 MADISON AVENUE


Berluti
677 MADISON AVENUE


4 UNION SQUARE


666 FIFTH AVENUE


689 FIFTH AVENUE


HAPPY NEW YEAR!
1535 & 1540 BROADWAY


640 FIFTH AVENUE


510 FIFTH AVENUE


655 FIFTH AVENUE


697 FIFTH AVENUE


478-486 BROADWAY


435 SEVENTH AVENUE

# CONCENTRATION IN THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

VORNADO REALTY TRUST

## Upper Fifth Avenue
## Own 23% of Frontage[1]


FIFTH AVENUE

## Times Square
## Own Both Sides of the Bowtie


1540 BROADWAY
1535 BROADWAY

1. Excludes churches, clubs and retail owned by users

## BLUE-CHIP RETAIL TENANT ROSTER

HARRY WINSTON · dyson · SEPHORA · Cartier · CELINE · Christofle

THE NORTH FACE · EQUINOX · TOPSHOP · BLANCPAIN · Levi's · TOD'S

sunglass hut · Salvatore Ferragamo · Disney · Berluti · COACH

STARBUCKS RESERVE · STARBUCKS · VICTORIA'S SECRET · amazon · J.CREW

H&M · INVICTA · WHOLE FOODS MARKET · FOREVER 21 · Chloé · Massimo Dutti · MAC

OLD NAVY · HOLLISTER · Madewell · MONCLER · UNIQLO · TISSOT

T-Mobile · swatch · sandro · john varvatos · Breguet

# STREET RETAIL PORTFOLIO
# UPPER FIFTH & TIMES SQUARE BUTTONED UP FOR TERM

VORNADO REALTY TRUST

**Over 50% of Vornado street retail NOI - Cash Basis comes from Upper Fifth Avenue and Times Square. Both are locked up for term with high quality tenants**

### UPPER FIFTH AVENUE

| Tenant | Year of Expiration |
|---|---|
| Zara | 2019 |
| MAC Cosmetics | 2024 |
| Hollister | 2024 |
| Uniqlo | 2026 |
| Tissot | 2026 |
| Dyson | 2027 |
| Ferragamo | 2028 |
| Swatch | 2031[1] |
| Harry Winston | 2031 |
| Victoria's Secret | 2032 |

### TIMES SQUARE

| Tenant | Year of Expiration |
|---|---|
| US Polo | 2023 |
| Sunglass Hut | 2023 |
| Planet Hollywood | 2023 |
| MAC Cosmetics | 2025 |
| T-Mobile | 2025 |
| Disney | 2026 |
| Invicta | 2028 |
| Sephora | 2029 |
| Swatch | 2030 |
| Levi's | 2030[2] |
| Forever 21 | 2031 |
| Nederlander Theater | 2050 |

**New York Retail Expirations by Revenue as of 9/30/2018**
**Weighted Average Lease Term: 7.9 Years**



Millions of Dollars
$160
$140
$120
$100
$80
$60
$40
$20
-
6%
4%
2%
2%
10%
19%
4%
10%
5%
4%
34%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter

*1. Tenant has the right to cancel in 2023*
*2. Tenant has the right to cancel in 2024*




theMART


MARSHALL'S LANDIN





theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation

- **3,675,000 SF building – 95.5% Occupancy at 9/30/2018**
- Located in River North, the hottest submarket in Chicago
- Between 2011 and 3Q18, converted over 950,000 SF in the building from showroom/trade show space to creative office space
- 3.1 million SF of total space leased since 2012
- 9/30/2018 TTM Cash NOI (non-GAAP)[1] of $104.0 million versus 2011 Cash NOI (non-GAAP)[1] of $54.3 million
- In-place escalated rents average $43.41 PSF as of 9/30/2018 (office $38.75, showroom $48.84 and retail $50.54)
- In conjunction with the City of Chicago, theMART debuted *Art on theMART* on September 29, 2018. This curated series of digital artworks projects the work of renowned artists across the 2.5 acre exterior river-façade of theMART, creating the largest permanent digital art projection in the world.

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Allscripts Healthcare
- Yelp Inc.
- Paypal, Inc.
- Razorfish
- Allstate Insurance
- Caterpillar Inc.
- Steelcase
- Herman Miller

1. See page 39 for non-GAAP reconciliation

# 555 CALIFORNIA STREET

VORNADO REALTY TRUST








555 California Street - the franchise office building in San Francisco and arguably the most iconic building on the west coast - further NOI growth expected from redeveloped concourse and 315/345 Montgomery

- **1,819,000 SF building - 100% Occupancy at 9/30/2018**
- 1.7 million SF of office space leased since 2012
- 9/30/2018 TTM Cash NOI (non-GAAP)[1] of $55.8 million at share (which does not include Cash NOI from approximately 78,000 SF of space under redevelopment) versus 2012 Cash NOI (non-GAAP)[1] of $38.2 million at share
- In-place escalated rents average $75.26 PSF as of 9/30/2018

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Microsoft
- Jones Day
- Goldman Sachs
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- KKR
- McKinsey & Company Inc.

*1. See page 39 for non-GAAP reconciliation*











VORNADO
REALTY TRUST

**GROWTH FROM DEVELOPMENT**

# WELL-POSITIONED WITH EXISTING ASSETS AND NEW DEVELOPMENTS CONCENTRATED IN THE FAST GROWING WEST SIDE

VORNADO
REALTY TRUST



**61 NINTH AVENUE (45.1%)**

170,000 SF
Delivered



**512 WEST 22ND STREET (55.0%)**

173,000 SF
4Q18



**606 BROADWAY (50.0%)**

34,000 SF
4Q18



**260 ELEVENTH AVENUE**

340,000 SF
TBD



**THE FARLEY BUILDING (95.0%)**

850,000 SF
3Q20



**PENN1**

2,535,000 SF
TBD



**PENN2**

1,800,000 SF
TBD


280 PARK
608 FIFTH AVENUE
510 FIFTH
330 MADISON
PENN1
100 WEST 33RD
330 WEST 34TH
THE FARLEY BUILDING
PENN15 / HOTEL PENN
PENN2
PENN11
260 ELEVENTH AVENUE
512 WEST 22ND STREET
85 TENTH AVENUE
61 NINTH AVENUE
4 UNION SQUARE SOUTH
770 BROADWAY
606 BROADWAY

*As of 9/30/2018; square footage ("SF") shown at 100% share*

VORNADO
REALTY TRUST


HUDSON YARDS
MANHATTAN WEST
PENN DISTRICT

# PENN DISTRICT | AN UNPRECEDENTED OPPORTUNITY


MACY'S
7 WEST 34TH ST
EMPIRE STATE BUILDING
330 WEST 34TH ST
PENN1
PLAZA33
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN2
PENN15 / HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
PENN11
FARLEY PARK
AMTRAK
NJ TRANSIT
Long Island Rail Road
PENN STATION BELOW
PATH
Vornado Owned Properties
Penn Station

### Unique Value Creation Opportunity

- Existing office leasable space of 6.7MM SF with average in-place rents of $63 PSF[1]
- Hudson Yards to the west asking rents range from $85-130 PSF[1]
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn District retail holdings

1. As of 9/30/18

# PENN DISTRICT | BEST POSITIONED FROM TRANSIT STANDPOINT

VORNADO
REALTY TRUST



650,000
RIDERS PER DAY
366,000
RIDERS PER DAY
45 minutes from
Penn Station
30 minutes from
Penn Station
planned rail connection
30 minutes from
Penn Station
New York City Subway
Long Island Rail Road
Metro-North Railroad
ESTIMATED OPENING
2022
NJTRANSIT
PATH
AMTRAK
LIRR
NJ TRANSIT
FUTURE METRO-NORTH
PENN1
PENN2
PENN11
PENN15
100 WEST 33RD ST
330 WEST 34TH ST
7 WEST 34TH ST
FARLEY
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
PENN STATION
MACY'S
HERALD SQUARE
EMPIRE STATE BUILDING
BRYANT PARK
MANHATTAN WEST
HUDSON YARDS
High Line
W. 40th St
W. 34th St
11th Ave
10th Ave
9th Ave
8th Ave
7th Ave
5th Ave
Madison
Park

# CURRENT DEVELOPMENT PROJECTS[1]

VORNADO REALTY TRUST

**OUR CURRENT DEVELOPMENT PIPELINE IS EXPECTED TO INCREASE CASH NOI BY ~$130MM (AT SHARE) UPON STABILIZATION**

*(Amounts in thousands)*


Penn One











| | PENN1 2,535,000 SF | 61 NINTH AVENUE 170,000 SF | 512 WEST 22ND STREET 173,000 SF | 606 BROADWAY 34,000 SF | 345 MONTGOMERY STREET 78,000 SF | THE FARLEY BUILDING[3] 850,000 SF | TOTAL CURRENT PROJECTS 3,826,000 SF |
|---|---|---|---|---|---|---|---|
| Full Quarter Stabilized Operations | N/A | Q2 2019 | Q1 2020 | Q2 2020 | Q3 2020 | Q2 2022 | |
| VNO Share | 100.0% | 45.1% | 55.0% | 50.0% | 70.0% | 95.0% | |
| Development Budget (at Share)[2] | | | | | | | |
| Amount Expended | $ 6,253 | $ 57,970 | $ 50,065 | $ 23,307 | $ 9,523 | $ 103,956 | **$ 251,074** |
| Remaining | $ 193,747 | $ 11,030 | $ 21,935 | $ 6,693 | $ 22,477 | $ 656,044 | **$ 911,926** |
| Total Incremental Budget | $ 200,000 | $ 69,000 | $ 72,000 | $ 30,000 | $ 32,000 | $ 760,000 | **$ 1,163,000** |

*1. Square footages shown at 100%; costs shown at share*
*2. Excludes land and acquisition costs*
*3. Farley Building figures reflect increase in ownership from 50.1% to 95% post-September 30, 2018*

# FUTURE DEVELOPMENT PIPELINE

VORNADO REALTY TRUST

**FUTURE REDEVELOPMENT OPPORTUNITIES PROVIDE BUILT-IN SOURCE OF ADDITIONAL GROWTH**



**PENN2**
**1,800,000 SF**



**HOTEL PENNSYLVANIA**
**2,800,000 SF**



**260 ELEVENTH AVENUE**
**340,000 SF**

*Note: Shown at estimated rentable SF, subject to change*

# MOYNIHAN OFFICE BUILDING DEVELOPMENT
# BEGINNING THE TRANSFORMATION OF PENN DISTRICT

- Recently acquired an additional 44.9% from the Related Companies, increasing Vornado's ownership interest to 95%, in the joint venture that has a 99-year lease for the commercial space at the historic Farley Post Office building
- The joint venture is converting the Farley Post Office in Penn District into the new Moynihan Train Hall and office building, which includes the development of 850,000 SF of commercial space, comprised of approximately 730,000 SF of office space targeting creative class tenants and approximately 120,000 SF of retail space
- Total budget of $977 million at share
- Expected delivery 3Q 2020



SKYLIGHT SURROUNDED BY FARLEY OFFICE SPACE



70,000 SF OF PARK SPACE



MAIN OFFICE LOBBY DESIGN



INTERIOR CONCEPT DESIGN OF ANNEX FLOOR



FARLEY PARK - ROOF TERRACE PAVILION DESIGN



MOYNIHAN TRAIN HALL CONCOURSE

# PENN1 REDEVELOPMENT

VORNADO REALTY TRUST


PennOne

34TH STREET LOBBY ENTRY


Penn One

34TH STREET LOBBY



34TH STREET LOBBY RECEPTION DESK



SECOND FLOOR LOUNGE



33RD STREET LOBBY



33RD STREET LOBBY LIBRARY

# PENN1 REDEVELOPMENT - PRELIMINARY ESTIMATES

VORNADO REALTY TRUST


PennOne
34TH STREET LOBBY

| PENN1 | | 2.54MM SF |
|---|---|---|
| Development Cost | $ | 200MM |
| In-Place Office Rent | $ | 64 PSF |
| Average Market Rent After Development | $ | 84 PSF |
| Incremental Rent | $ | 20 PSF |
| Incremental NOI | $ | 48MM |
| **Yield on Capital** | | **24%** |
| **Value Created[1]** | **$** | **867MM** |
| **Value Created Per Share** | **$** | **4.25** |

Average remaining office lease term is 5.4 years

*1. Incremental NOI valued at 4.5% cap rate, less development costs excluding recurring TI/LCs that would have been incurred on re-tenanting the building irrespective of this capital project*

# PENN2 REDEVELOPMENT

VORNADO
REALTY TRUST


PROPOSED PENN2


Penn Two
PENN2 LOOKING SOUTH ON 7TH AVENUE AND PLAZA33


PROPOSED PENN2 OFFICE LOBBY


PROPOSED NORTH FACADE OF PENN2 LOOKING SOUTH AT PLAZA33


PROPOSED DOUBLE HEIGHT OFFICE SPACE LOCATED IN THE BUSTLE


PROPOSED ROOFTOP TERRACE

# 260 ELEVENTH AVENUE - DESIGNED BY RICHARD ROGERS


PENSKE
Truck Rental





## NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- 5-time Energy Star Partner of the Year, Sustained Excellence recipient 2018
- 23.6 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with over 17.9 million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2018, 9th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" since 2013; #3 among all listed US Real Estate companies, 2018
- 20% reduction in same-store greenhouse gas emission since 2009


HAPPY NEW YEAR
HAPPY NEW









VORNADO
REALTY TRUST

# APPENDIX

# NON-GAAP FINANCIAL MEASURES

This investor presentation contains certain non-GAAP financial measures, including net operating income ("NOI") and earnings before interest, taxes, depreciation and amortization ("EBITDA").

NOI represents total revenues less operating expenses. We consider NOI to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our properties and segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI should not be considered a substitute for net income. NOI may not be comparable to similarly titled measures employed by other companies. We calculate NOI on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is essentially NOI less general and administrative expenses. We use EBITDA as a secondary non-GAAP measure primarily in the context of a net debt to EBITDA ratio. We calculate EBITDA on an Operating Partnership basis which is before allocation to the noncontrolling interest of Vornado Realty L.P. (the "Operating Partnership").

A reconciliation of NOI and EBITDA to net income, the most directly comparable GAAP measure, is provided on the following pages.

These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

*(Amounts in millions)*

**Reconciliation of net income to NOI at share - Cash Basis for the trailing twelve months ended September 30, 2018**

| | For the TTM Ended September 30, 2018 |
|---|---|
| Net income (loss) | $ 378 |
| Deduct: | |
| Income from partially owned entities | (16) |
| Loss from real estate fund investments | 33 |
| Interest and other investment income, net | (18) |
| Net gains on disposition of wholly owned and partially owned assets | (165) |
| Income from discontinued operations | (2) |
| NOI attributable to noncontrolling interests in consolidated subsidiaries | (68) |
| Add: | |
| Depreciation and amortization expense | 448 |
| General and administrative expense | 144 |
| Acquisition and transaction related costs | 18 |
| Our share of NOI from partially owned entities | 263 |
| Interest and debt expense | 358 |
| Income tax expense | 44 |
| NOI at share | 1,417 |
| Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other | (61) |
| NOI at share - Cash Basis | $ 1,356 |

**NOI at share - Cash Basis by segment:**

| | For the TTM Ended September 30, 2018 |
|---|---|
| **New York:** | |
| Office (includes $26MM of BMS NOI) | $ 716 |
| Retail | 327 |
| Residential | 22 |
| Alexander's | 48 |
| Hotel Pennsylvania | 12 |
| | 1,125 |
| **Other:** | |
| theMART (including trade shows) | 106 |
| 555 California Street | 52 |
| Other investments | 73 |
| | 231 |
| NOI at share - Cash Basis | $ 1,356 |

# NON-GAAP RECONCILIATIONS

VORNADO REALTY TRUST

*(Amounts in millions)*

**Reconciliation of net income attributable to the Operating Partnership to EBITDA and EBITDA, as adjusted for the trailing twelve months ended September 30, 2018**

| | For the TTM Ended September 30, 2018 |
|---|---|
| Net income attributable to the Operating Partnership | $ 402 |
| Interest and debt expense | 462 |
| Depreciation and amortization | 527 |
| Income tax expense | 44 |
| EBITDA | 1,435 |
| Adjustments, net [1] | (148) |
| EBITDA, as adjusted | $ 1,287 |

*1. Includes income from our former Washington, DC segment, sold properties, our Real Estate Fund, gains on sale of real estate, impairment losses and other adjustments*

*(Amounts in millions)*

**Reconciliation of theMART net income to EBITDA, NOI - Cash Basis and NOI - Cash Basis adding back free rent for the year ended December 31, 2011 and for the trailing twelve months ended September 30, 2018**

| | For the Trailing Twelve Months Ended September 30, 2018 | For the Year Ended December 31, 2011 |
|---|---|---|
| Net income (loss) | $ 35.2 | $ (4.5) |
| Interest and debt expense | 18.7 | 31.2 |
| Depreciation and amortization | 39.9 | 21.6 |
| Income tax expense | — | — |
| EBITDA | 93.8 | 48.3 |
| Non-cash adjustments and other | 0.9 | 3.1 |
| NOI - Cash Basis | 94.7 | 51.4 |
| Adding back free rent | 9.3 | 2.9 |
| NOI - Cash Basis adding back free rent | $ 104.0 | $ 54.3 |

**Reconciliation of 555 California Street net income to EBITDA, NOI - Cash Basis and NOI - Cash Basis adding back free rent for the year ended December 31, 2012 and for the trailing twelve months ended September 30, 2018**

| | For the Trailing Twelve Months Ended September 30, 2018 at share | For the Year Ended December 31, 2012 at share |
|---|---|---|
| Net income (loss) | $ 8.9 | $ (4.6) |
| Interest and debt expense | 18.4 | 22.0 |
| Depreciation and amortization | 25.7 | 28.5 |
| Income tax expense | 0.4 | 0.3 |
| EBITDA | 53.4 | 46.2 |
| Non-cash adjustments and other | (1.8) | (9.1) |
| NOI - Cash Basis | 51.6 | 37.1 |
| Adding back free rent | 4.2 | 1.1 |
| NOI - Cash Basis adding back free rent | $ 55.8 | $ 38.2 |


HAPPY NEW





# VORNADO
REALTY TRUST

NOVEMBER 2018